UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2011

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A. S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

AMCAP Fund®

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Special feature

Investing in U.S. companies with a global perspective

▶ See page 6

Annual report for the year ended February 28, 2011

AMCAP Fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term records and the potential for good future growth.

This fund is one of the 33 American Funds. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2011 (the most recent calendar quarter-end):

Class A shares
Reflecting 5.75% maximum sales charge	1 year	5 years	10 years

Average annual total return	—	2.12%	3.94%
Cumulative total return	7.01%	11.04%	47.22%

The total annual fund operating expense ratio was 0.73% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

Results for other share classes can be found on page 34.

See the prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Fellow shareholders:

During the 12 months ended February 28, 2011, the developed markets of the world, including the United States, continued to progress from recovery to expansion. Consumer spending improved, corporations began to increase capital spending and the banking system proved to be more stable. Corporate earnings continued to recover.

In this environment, AMCAP Fund posted a total return of 20.1%. This compares with the 22.6% total return of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market. Overall, it was another good year for AMCAP, following last year’s 60.5% gain after the 41.0% loss in the 2009 fiscal year.

On March 11, after the fiscal year had ended, Japan suffered one of the worst disasters on record: a magnitude 9.0 earthquake followed by a tsunami and explosions at a nuclear power plant in the country’s northeast area. Thousands died. The full impact on both the Japanese and world economies has yet to be determined. We will closely monitor developments. Our thoughts and prayers are with the families of those who died in the tragedy.

Stepping back to look at a longer period of time, it is useful to take a closer look at the fund’s results during recent years. The 10-year period ended February 2011 was a difficult one for investors since it encompassed most of two major declines. AMCAP produced a cumulative total return of 47.2% over this difficult period, compared with cumulative total returns of 29.5% by the S&P 500 and 17.6% by the Lipper Growth Funds Index. Over its lifetime of nearly 44 years, AMCAP has provided an average annual total return of 11.4%, outpacing both the S&P 500’s 9.6% average annual total return and the 8.7% return of the Lipper Growth Funds Index.

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[Begin Sidebar]
In this report

Special feature

6	Investing in U.S. companies with a global perspective

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

35	Board of trustees and other officers

About the cover:
A flock of snow geese in flight over New Mexico is a natural metaphor for the global migration of business. Snow geese are known to migrate among the greatest distances of any North American bird.

[End Sidebar]

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Investment results analysis

While it was a favorable 12 months for stocks, the two halves of the year were quite different. During the first six months of AMCAP’s fiscal year, the fund showed a loss of 6.6%. Concerns about sovereign debt in Europe and the financial stability of several European countries troubled investors. In the second half, U.S. stocks rebounded on upbeat corporate earnings, improved consumer sentiment and further economic stability. AMCAP had a 28.5% gain in the second half of the period.

Information technology companies, the fund’s largest sector, had mixed results. Among the major contributors were Apple (+72.6%) and Oracle (+33.5%), two of the fund’s largest holdings. On the other hand, Microsoft (–7.3%) detracted from results. Energy companies, led by Schlumberger (+52.9%), helped the fund.

Health care stocks lagged the market. Concerns about the cost of health care reform and patent expirations on major drugs were key negatives for investors. Companies affected included Medtronic (–8.0%) and Amgen (–9.3%). At the end of the fiscal year, AMCAP’s industry sector mix included 26.2% in information technology, 14.5% in consumer discretionary, 11.9% in health care, 9.8% in industrials, 8.7% in financials, 19.6% in other industries and 9.2% in cash and other short-term securities.

Looking ahead

The developing nations are fueling overall world growth. Developing nations declined less than developed nations in the financial crisis and they have come back quicker. As many industries have become more global over recent decades, one potential source for growth for U.S.-based companies has been to expand into other countries. Many of the companies in the fund have successfully done just this over the years — either to other developed markets such as Europe or Japan, or to the generally faster growing developing markets such as China, Brazil and India, or in many cases to both. That is why we have chosen the theme “Investing in U.S. companies with a global perspective” for our feature this year. Please turn to page 6 to read more.

[Begin Sidebar]
Cumulative total returns with distributions reinvested (for periods ended 2/28/2011)

	1 year	5 years	10 years

AMCAP (Class A shares)	20.1%	19.1%	47.2%
Standard & Poor’s 500 Composite Index1	22.6	15.2	29.5
Lipper Growth Funds Index2	23.6	11.5	17.6

1 The S&P 500 is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
2 Results of the Lipper index do not reflect the effect of sales charges, account fees or taxes.
[End Sidebar]

We look forward to keeping you informed on how your fund is dealing with the challenges ahead. We thank you for your continued support of AMCAP Fund.

Sincerely,

/s/ Claudia P. Huntington

Claudia P. Huntington
Vice Chairman of the Board

/s/ Timothy D. Armour

Timothy D. Armour
President

April 6, 2011

For current information about the fund, visit americanfunds.com.

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[Begin Sidebar]
AMCAP’s lifetime results with distributions reinvested (5/1/1967–2/28/2011)

	Cumulative total return	Average annual total return

AMCAP	11,227.3%	11.4%
Standard & Poor’s 500 Composite Index1	5,503.8	9.6
Lipper Growth Funds Index2	3,697.8	8.7
Consumer Price Index (inflation)3	568.6	4.4

1 The S&P 500 is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
2 Results of the Lipper index do not reflect the effect of sales charges, account fees or taxes.
3 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The chart and accompanying table illustrate how a $10,000 investment in AMCAP grew between May 1, 1967 — when the fund began operations — and February 28, 2011.

As you can see, that $10,000 grew to $1,066,607 with all distributions reinvested. Over the same period, $10,000 would have grown to $560,380 in the unmanaged Standard & Poor’s 500 Composite Index. The chart also records the fund’s progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown.

Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 29, 1996. Over the last 15 years, the value of the investment shown here more than tripled, from $310,345 to $1,066,607. Thus, in the same period, the value of your 1996 investment — regardless of size — has also more than tripled.

Average annual total returns based on a $1,000 investment
(for periods ended February 28, 2011)*

	1 year	5 years	10 years

Class A shares	13.19%	2.33%	3.33%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 28 and 29 for details.

[begin mountain chart]
S&P 500 with dividends reinvested		AMCAP with dividends reinvested (cumulative lifetime return: 10,566.1%)4		Consumer Price Index (inflation)5

5/1/1967	$10,000	5/1/1967	$9,425	5/1/1967	$10,000
2/29/1968	$9,778	2/29/1968	$10,056	2/29/1968	$10,332
2/28/1969	$11,074	2/28/1969	$12,212	2/28/1969	$10,816
2/28/1970	$10,442	2/28/1970	$11,835	2/28/1970	$11,480
2/28/1971	$11,713	2/28/1971	$12,643	2/28/1971	$12,054
2/29/1972	$13,305	2/29/1972	$14,902	2/29/1972	$12,477
2/28/1973	$14,345	2/28/1973	$13,978	2/28/1973	$12,961
2/28/1974	$12,776	2/28/1974	$11,037	2/28/1974	$14,260
2/28/1975	$11,354	2/28/1975	$9,903	2/28/1975	$15,861
2/29/1976	$14,453	2/29/1976	$13,883	2/29/1976	$16,858
2/28/1977	$15,062	2/28/1977	$14,173	2/28/1977	$17,855
2/28/1978	$13,807	2/28/1978	$16,612	2/28/1978	$19,003
2/28/1979	$16,105	2/28/1979	$22,738	2/28/1979	$20,876
2/29/1980	$20,071	2/29/1980	$33,541	2/29/1980	$23,837
2/28/1981	$24,400	2/28/1981	$40,548	2/28/1981	$26,556
2/28/1982	$22,175	2/28/1982	$42,643	2/28/1982	$28,580
2/28/1983	$30,690	2/28/1983	$61,456	2/28/1983	$29,577
2/29/1984	$34,013	2/29/1984	$62,128	2/29/1984	$30,937
2/28/1985	$41,108	2/28/1985	$72,165	2/28/1985	$32,024
2/28/1986	$53,636	2/28/1986	$88,738	2/28/1986	$33,021
2/28/1987	$69,462	2/28/1987	$115,664	2/28/1987	$33,716
2/29/1988	$67,586	2/29/1988	$112,037	2/29/1988	$35,045
2/28/1989	$75,608	2/28/1989	$122,827	2/28/1989	$36,737
2/28/1990	$89,863	2/28/1990	$140,027	2/28/1990	$38,671
2/28/1991	$103,018	2/28/1991	$163,492	2/28/1991	$40,725
2/29/1992	$119,450	2/29/1992	$196,856	2/29/1992	$41,873
2/28/1993	$132,158	2/28/1993	$208,557	2/28/1993	$43,233
2/28/1994	$143,149	2/28/1994	$232,137	2/28/1994	$44,320
2/28/1995	$153,672	2/28/1995	$240,047	2/28/1995	$45,589
2/29/1996	$206,941	2/29/1996	$310,345	2/29/1996	$46,798
2/28/1997	$261,046	2/28/1997	$346,783	2/28/1997	$48,218
2/28/1998	$352,382	2/28/1998	$475,003	2/28/1998	$48,912
2/28/1999	$421,935	2/28/1999	$575,089	2/28/1999	$49,698
2/29/2000	$471,431	2/29/2000	$703,358	2/29/2000	$51,299
2/28/2001	$432,799	2/28/2001	$724,638	2/28/2001	$53,112
2/28/2002	$391,654	2/28/2002	$673,327	2/28/2002	$53,716
2/28/2003	$302,860	2/28/2003	$567,618	2/28/2003	$55,317
2/29/2004	$419,452	2/29/2004	$777,420	2/29/2004	$56,254
2/28/2005	$448,688	2/28/2005	$808,037	2/28/2005	$57,946
2/28/2006	$486,349	2/28/2006	$895,855	2/28/2006	$60,030
2/28/2007	$544,532	2/28/2007	$968,098	2/28/2007	$61,480
2/29/2008	$524,909	2/29/2008	$937,689	2/29/2008	$63,956
2/28/2009	$297,686	2/28/2009	$553,512	2/28/2009	$64,107
2/28/2010	$457,105	2/28/2010	$888,146	2/28/2010	$65,481
2/28/2011	$560,380	2/28/2011	$1,066,607	2/28/2011	$66,861
[end mountain chart]

Year ended	1968	3	1969	1970	1971	1972	1973	1974
February 28 or 29
Total value (dollars in thousands)
Dividends reinvested	—		$.1	.2	.2	.2	.2	.2
Value at fiscal year-end1	$10.1		12.2	11.8	12.6	14.9	14.0	11.0
AMCAP total return	0.6%		21.4	(3.1)	6.8	17.9	(6.2)	(21.0)

Year ended	1975		1976	1977	1978	1979	1980	1981
February 28 or 29
Total value (dollars in thousands)
Dividends reinvested	.3		.3	.2	.3	.3	.4	.7
Value at fiscal year-end1	9.9		13.9	14.2	16.6	22.7	33.5	40.5
AMCAP total return	(10.3)		40.2	2.1	17.2	36.9	47.5	20.9

Year ended	1982		1983	1984	1985	1986	1987	1988
February 28 or 29
Total value (dollars in thousands)
Dividends reinvested	2.6		1.2	1.6	1.9	1.5	1.6	3.0
Value at fiscal year-end1	42.6		61.5	62.1	72.2	88.7	115.7	112.0
AMCAP total return	5.2		44.1	1.1	16.2	23.0	30.3	(3.1)

Year ended	1989		1990	1991	1992	1993	1994	1995
February 28 or 29
Total value (dollars in thousands)
Dividends reinvested	3.2		3.2	3.3	2.2	2.3	1.9	2.4
Value at fiscal year-end1	122.8		140.0	163.5	196.9	208.6	232.1	240.0
AMCAP total return	9.6		14.0	16.8	20.4	5.9	11.3	3.4

Year ended	1996		1997	1998	1999	2000	2001	2002
February 28 or 29
Total value (dollars in thousands)
Dividends reinvested	3.4		2.6	2.5	3.7	3.3	4.1	3.7
Value at fiscal year-end1	310.3		346.8	475.0	575.1	703.4	724.6	673.3
AMCAP total return	29.3		11.7	37.0	21.1	22.3	3.0	(7.1)

Year ended	2003		2004	2005	2006	2007	2008	2009
February 28 or 29
Total value (dollars in thousands)
Dividends reinvested	1.1		.1	2.0	4.1	7.2	11.4	—
Value at fiscal year-end1	567.6		777.4	808.0	895.9	968.1	937.7	553.5
AMCAP total return	(15.7)		37.0	3.9	10.9	8.1	(3.1)	(41.0)

Year ended	2010		2011
February 28 or 29
Total value (dollars in thousands)
Dividends reinvested	8.7		4.3
Value at fiscal year-end1	888.1		1,066.6
AMCAP total return	60.5		20.1

Average annual total return for 43-3/4 years  11.2%4

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3For the period May 1, 1967 (when the fund began operations), through February 29, 1968.
4Includes reinvested dividends of $97,791 and reinvested capital gain distributions of $633,757.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The S&P 500 is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

The results shown are before taxes on fund distributions and sale of fund shares.

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[photo of elk crossing a lake - trees in the background]

Investing in U.S. companies with a global perspective

AMCAP Fund invests primarily in companies based in the U.S. that have shown proven growth and have good future prospects. The fund is limited to investing 10% of its assets in companies domiciled outside the U.S. However, that limitation “is less meaningful today since more and more of AMCAP’s American-based companies are generating a lot of their business in other parts of the world,” says Tim Armour, president of AMCAP Fund.

Of the companies held in AMCAP, about two-thirds of them have “some” to “quite significant” revenues outside the U.S. says Claudia Huntington, vice chairman of the fund. “In fact, about one-third of our holdings have 50% or more of their revenues generated outside the U.S.”

Why is this happening? And what does it mean for AMCAP shareholders? We talked with the fund’s portfolio counselors and several investment analysts to find out more about the many advantages to investing in U.S. companies with growing global revenues.

“Well-managed companies in industries that have global characteristics expand to where they can find new market opportunities,” Claudia says. “As they learn to understand the details of the new market environments, distribution methods and regulatory requirements, they can extend their reach to other countries.”

Both developed and developing economies can provide an opportunity for U.S. companies looking to expand their options for growth. It is not unusual to find that many of the companies in AMCAP have a strong presence around the globe, primarily in developed markets, but also increasingly in the faster growing developing markets. “In these developing markets, the middle class is rapidly increasing its size and purchasing power, which can provide U.S.-based companies with a broader scope, if they are interested and able to take advantage of it,” Claudia says. For example, countries in the developing world recently accounted for a larger share of global consumption than the U.S. In 2009, China surpassed the U.S. as the world’s largest car market. Developing nations comprise 84% of the world’s population, whereas the U.S. accounts for only 5%. While the U.S. continues to be the world’s largest single-country driver of global demand, developing economies such as Brazil, China and India are likely to continue to take a greater role in driving global consumption in the years ahead, economists say.

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[aerial photo of a stream]
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[Begin Photo Caption]
[photo of Claudia Huntington]
Claudia Huntington
[End Photo Caption]

[Begin Photo Caption]
[photo of Tim Armour]
Tim Armour
[End Photo Caption]

[Begin Photo Caption]
[photo of Eric S. Richter]
Eric S. Richter
[End Photo Caption]

[End Photo Caption]
[photo of Ross Sappenfield]
Ross Sappenfield
[Begin Photo Caption]

[Begin Photo Caption]
[photo of Barry S. Crosthwaite]
Barry S. Crosthwaite
[End Photo Caption]

[Begin Sidebar]
A wealth of experience

AMCAP Fund’s five portfolio counselors bring together 119 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund:

Years of
investment
Portfolio counselor	experience

Claudia P. Huntington	38
Timothy D. Armour	28
Eric S. Richter	19
C. Ross Sappenfield	19
Barry S. Crosthwaite	15

Years of experience as of May 1, 2011.
[End Sidebar]

[Begin Pull Quote]
“Of the companies held in AMCAP, about two-thirds of them have ‘some’ to ‘quite significant’ revenues outside the U.S. In fact, about one-third of our holdings have 50% or more of their revenues generated outside the U.S.”

— Claudia Huntington, vice chairman
[End Pull Quote]

“Demographics are the key to understanding this trend,” says Barry Crosthwaite, AMCAP portfolio counselor. “The countries that participated in World War II have similar demographics. The end of the war generated a global baby boom, and those baby boomers are now starting to retire. The ratio of workers compared with the number of retirees is shrinking. For decades the baby boom has been a giant tail wind for the developed nations’ economies but now it is turning into a giant head wind for Germany, Japan, France, Italy and now the U.S.

“Over the last 30 years, U.S. consumers built up a large amount of debt on their balance sheets,” Barry says. “Now they must reduce their debts and cut back on spending. Savings have to rise. Social Security and other entitlements need to be cut, or taxes raised, or both, to address the democratically driven government deficits as well.

“In developing nations with younger populations, the demographics are more positive. The number of workers for each retiree is expanding because the populations are so young. The countries’ balance sheets and the consumers are in good shape. They don’t have a lot of debt. The developing nations are creating a middle class, which is creating interest in buying houses, automobiles and consumer goods. Instead of saving, they are expanding their consumption — the exact opposite of what is happening in the U.S. When you take these trends into consideration, it’s easy to understand why U.S.-based companies are expanding their operations beyond their borders to both developed and developing nations,” Barry says.

With this background in mind, let’s take a closer look at three of AMCAP’s holdings and see how their revenues from outside the U.S. have grown in past years. We have chosen companies of various sizes as examples of how some U.S.-based companies have moved toward globalization.

Oracle, a large-cap company, is a major supplier of database management software, enterprise application software and hardware systems that operates in a very global environment. Revenues from both its North American markets and markets outside of the U.S. have grown rapidly at about 18% annually over the past 20 years. The company, located in Redwood Shores, California, has made numerous acquisitions over its history, including Sun Microsystems in 2010. Today, it is estimated that the company gains 57.2% of its revenues from outside the U.S. compared with 47.6% 10 years ago.

Major markets outside the U.S. for Oracle are the United Kingdom, Germany, France, Japan and, to some extent, China. Oracle is also strong in Brazil and India, says Larry Solomon, an investment analyst who follows the company, which is AMCAP’s fourth-largest holding.

Oracle is not alone. “The technology industry is a sector where many companies have significant revenues from overseas markets,” says AMCAP portfolio counselor Ross Sappenfield. “Many have more than 40% to 50% of their total revenues coming from outside the U.S.”

FMC Technologies, a mid-cap company, is an important provider of processing equipment in the development of off-shore and on-shore oil fields. Portfolio counselor Barry Crosthwaite explains, “They make plumbing used on the sea floor to develop oil fields and extract oil and gas from deep reservoirs. The sea floor can be two miles deep and oil reservoirs can be five miles deep. In the past, the big deep-water markets around the world have been off the U.S. shore, in the Gulf of Mexico and in the North Sea. Today, the large deep-water markets have moved to the South Atlantic off the coast of Brazil and some African countries. They are also expanding to the Arctic. FMC Technologies has been driven by the trend to find more oil in deeper water and harsher environments.”

Although competition is increasing from new entrants into this field, Barry says the barriers to unproven companies are very high. “On land, the Chinese are making low-cost inroads. I focus on the deep-water part, where barriers to competitive entry are highest. As we go deeper and deeper, the potential for, and magnitude of, accidents both increase. The oil companies become more risk averse as the reservoirs become deeper and more remote. If the processing equipment stops working, it can cost tens of millions of dollars if you have to shut down a producing well. Even worse, accidents can result in potentially tens of billions of dollars in costs as we saw last year with the Macondo accident in the Gulf of Mexico. So as we go deeper, a company's reputation becomes more important and barriers to entry increase.”

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[Begin Sidebar]
Population and productivity are undergoing potentially profound changes

[begin bar chart]
	Share of world Population	GDP growth
Developed world	16%	2.7%
Developing world	84%	7.1%
U.S.	5%	2.6%
[end bar chart]
Sources: The World Bank World Development Indicators (WDI) database and International Monetary Fund (IMF) World Economic Outlook (WEO) database. The developed world represents 33 countries comprising IMF’s group of advanced economies, and the developing world represents 150 countries in the group of emerging and developing; IMF’s group of the Euro area constitutes 16 countries. Figures for population are as of 2009; those for GDP are based on partially estimated data for 2010.
[End Sidebar]

FMC Technologies, based in Houston, Texas, has grown rapidly over the years. And so has its percentage of foreign revenues. Today the company gets 77% of its revenues from its businesses outside the U.S., up from 23% 10 years ago.

Claudia Huntington observes that when a company grows its global revenues, it changes. “Employees and managers have to learn about different cultures, different market environments and different currencies.

Part of our job as professional investors is to find out how effective U.S.-based companies are at globalizing themselves. The better they are at this process the faster they can grow.” This process is well under way at FMC Technologies.

AptarGroup, a small-cap company, is a global supplier of a broad range of innovative dispensing systems for the fragrance/cosmetic, personal care, pharmaceutical, household and food/beverage markets. Headquartered in Crystal Lake, Illinois, AptarGroup is present in 19 different countries with manufacturing facilities in North America, Europe, Asia and South America. Today 72% of its revenues come from its operations outside the U.S., up from 62% 10 years ago.

Investment analyst James Bray explains how these dispensing systems are used in cosmetic and pharmaceutical products. “If you walk through the beauty section of a store, you will see that many of the cosmetic products have distinctive closures. AptarGroup makes many of these, especially those for high-end perfumes popular around the world.

“Medical pumps and valves are among their faster growing products,” says James. “Take, for example, the pump on a nasal spray a patient might take to fight a cold. AptarGroup makes these pumps, which are engineered to deliver the exact quantity of medicine prescribed. This precision is extremely important: Taking three-quarters of a pill or a pill-and-a-half when the doctor has prescribed one pill will result in poor efficacy, and the same is true of inhaled medicine.

[photo of three snow geese flying]

[Begin Sidebar]
In recent years, emerging markets have surpassed the U.S. in share of global consumption

Share of the world, as of 2010

[begin line chart]
	U.S.	Emerging markets

1990	29.1	22.2
1991	28.7	21.8
1992	28.5	21.3
1993	29.4	22.4
1994	29.2	22.3
1995	27.8	22.8
1996	28.6	24.1
1997	30.3	25.2
1998	32.1	24.0
1999	33.0	22.8
2000	34.6	23.5
2001	36.1	23.6
2002	36.1	23.2
2003	33.9	23.0
2004	32.4	23.7
2005	32.1	25.7
2006	31.7	27.4
2007	30.0	29.4
2008	28.3	31.5
2009	28.9	31.7
2010	28.0	34.0
2011	27.3	36.6
[end line chart]
Source: J.P. Morgan Chase and United Nations. Consumption data based on nominal gross domestic product in U.S. dollars.
[End Sidebar]

“However, getting the right quantity with an inhaled drug is extremely challenging. The quantity, velocity and chemistry must all be right, and the particles in the pharmaceutical must not bond in any way with the plastics or the valves in the pump that is dispensing it. A bad delivery will produce bad results. As a result, these products go through the same rigorous testing that drugs do.”

When a drug goes off patent, if a company wants to make it generically, they not only have to produce the drug, they also need a dispensing technology that has FDA approval. AptarGroup typically retains the rights for the dispensing technology so they can produce the same valves and fixtures for the generic version of the drug. “Whoever gets the first generic drug to market, winds up winning the market,” James says, “and AptarGroup can be a critical partner in that process.”

Understanding the competitive environment in developing nations is very important for companies and for investors following those companies. “We have an advantage in the extensive research we do every day outside the U.S.,” says Ross Sappenfield. “We are able to gain great information about what U.S. companies with global exposures are doing outside the U.S. We talk to their competitors and customers outside the U.S. and pass that information back to the counselors in AMCAP. Even though AMCAP is largely a U.S. fund, we are able to benefit from the research on non-U.S. companies that is being done by our analysts who are stationed outside the U.S.”

Ross says he recently attended a mobile telecom conference in Spain where a large number of participants in the mobile telecom industry gathered. “The industry is global. To really understand it, you have to meet and understand all the key participants. Fortunately, with our organization we have the resources and talent to do that.” ■

Summary investment portfolio February 28, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	Percent of net assets

Information technology	26.24%
Consumer discretionary	14.54
Health care	11.91
Industrials	9.84
Financials	8.72
Other industries	19.56
Short-term securities & other assets less liabilities	9.19
[end pie chart]

			Percent
		Value	of net
Common stocks - 90.81%	Shares	(000)	assets

Information technology - 26.24%
Microsoft Corp.	20,545,000	$546,086	2.35%
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Google Inc., Class A (1)	887,100	544,147	2.34
One of the most frequently used website search engines in the world.
Oracle Corp.	15,801,075	519,855	2.24
Major supplier of database management software. Also develops business applications and provides consulting and support.
Apple Inc. (1)	1,390,000	490,962	2.12
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.
Corning Inc.	21,100,000	486,566	2.10
Leading manufacturer of optical fiber, ceramics and high-performance glass used in industrial and scientific products.
Accenture PLC, Class A	8,560,000	440,669	1.90
Management consulting, technology services and outsourcing company.
Yahoo! Inc. (1)	21,903,800	359,222	1.55
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.
Hewlett-Packard Co.	6,150,000	268,324	1.16
A premier manufacturer of servers, software, printing systems and PCs.
QUALCOMM Inc.	4,100,000	244,278	1.05
Develops and licenses technologies for digital wireless communications products.
MasterCard Inc., Class A	875,000	210,490	.91
Major transaction processing company that manages several payment card brands.
Cisco Systems, Inc. (1)	9,169,300	170,182	.73
The leading maker of equipment used in Internet networking.
Rovi Corp. (1)	2,800,000	155,176	.67
Technology solutions provider for digital entertainment devices and services.
Other securities		1,651,464	7.12
		6,087,421	26.24

Consumer discretionary - 14.54%
DIRECTV, Class A (1)	10,640,000	489,121	2.11
Digital television services provider in the United States, Latin America and the Caribbean.
Kohl's Corp. (1)	6,815,000	367,260	1.58
A top retailer of moderately priced clothing, accessories and housewares.
Johnson Controls, Inc.	8,550,000	348,840	1.50
A leading manufacturer of components for automotive systems and building controls.
Staples, Inc.	12,360,000	263,268	1.14
Among the leaders in sales of office supplies and equipment.
YUM! Brands, Inc.	4,726,000	237,860	1.03
Quick-service-oriented restaurant company whose brands include KFC, Long John Silver's, Pizza Hut and Taco Bell.
Best Buy Co., Inc.	6,400,000	206,336	.89
This leading consumer electronics retailer also sells home office products, entertainment software and appliances.
Tractor Supply Co.	3,450,000	179,642	.77
Operator of retail farm and ranch stores throughout the U.S.
Time Warner Inc.	4,433,333	169,353	.73
This media and communications conglomerate combines Internet services with film, TV, cable and publishing.
Comcast Corp., Class A	6,375,000	164,220	.71
The largest cable TV provider in the U.S.
Other securities		946,550	4.08
		3,372,450	14.54

Health care - 11.91%
Biogen Idec Inc. (1)	6,596,984	451,234	1.94
A leader in developing therapies to treat multiple sclerosis and cancer.
St. Jude Medical, Inc. (1)	6,550,000	313,614	1.35
Manufactures mechanical heart valves, pacemakers and other devices to treat cardiovascular diseases.
Hologic, Inc. (1) (2)	14,374,100	290,069	1.25
Manufacturer of various medical technologies relating to women's health care.
McKesson Corp.	3,600,000	285,408	1.23
A leading distributor of pharmaceuticals in the U.S.
Medtronic, Inc.	5,870,000	234,330	1.01
A leading producer of medical devices, including pacemakers and implantable defibrillators.
Amgen Inc. (1)	3,741,900	192,072	.83
The world's largest biotechnology company.
Endo Pharmaceuticals Holdings Inc. (1)	4,700,000	166,944	.72
Specialty health care solutions company focused on pain management.
Other securities		830,172	3.58
		2,763,843	11.91

Industrials - 9.84%
Precision Castparts Corp.	2,960,000	419,580	1.81
Manufactures jet engine parts, valves and industrial tools.
Union Pacific Corp.	3,370,600	321,589	1.38
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
CSX Corp.	3,551,500	265,155	1.14
Operates a major rail system and provides freight transportation across the U.S.
United Technologies Corp.	2,850,000	238,089	1.03
Among the world's leading producers of elevators, jet engines, helicopters, aerospace systems, security services, and heating and air conditioning systems.
United Parcel Service, Inc., Class B	2,820,000	208,116	.90
The world's largest package delivery company and express carrier.
General Dynamics Corp.	2,555,000	194,487	.84
This major defense contractor manufactures warships, submarines and information systems.
Robert Half International Inc.	5,105,400	162,862	.70
One of the world's largest providers of professional staffing services.
Other securities		473,059	2.04
		2,282,937	9.84

Financials - 8.72%
JPMorgan Chase & Co.	9,200,000	429,548	1.85
Leading global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
Wells Fargo & Co.	8,579,600	276,778	1.19
One of the largest banks in the U.S. and a leader in online banking.
Capital One Financial Corp.	4,500,000	223,965	.97
One of the largest U.S. credit card issuers.
State Street Corp.	4,469,200	199,863	.86
This global investment management company serves pension plan and mutual fund managers, large businesses and government.
Bank of New York Mellon Corp.	6,300,000	191,457	.82
Asset management and securities services company providing a wide array of financial solutions for businesses, individuals and advisers.
Other securities		702,026	3.03
		2,023,637	8.72

Energy - 8.20%
Schlumberger Ltd.	5,866,940	548,090	2.36
A leading provider of services and technology to the petroleum industry.
EOG Resources, Inc.	3,358,000	377,137	1.63
An oil and gas exploration and production company with global operations.
FMC Technologies, Inc. (1)	2,225,000	209,261	.90
Engaged in offshore energy production, food processing and airplane loading systems.
Apache Corp.	1,300,000	162,006	.70
An independent oil and gas exploration and development company with onshore and offshore operations worldwide.
Baker Hughes Inc.	2,199,300	156,260	.67
A leading provider of drilling services and products to oil, gas and mining industries around the world.
Other securities		449,030	1.94
		1,901,784	8.20

Consumer staples - 4.55%
CVS/Caremark Corp.	8,100,000	267,786	1.15
A major U.S. drugstore chain.
PepsiCo, Inc.	2,917,981	185,058	.80
A global soft drink and snack foods company.
Philip Morris International Inc.	2,500,000	156,950	.68
One of the world's largest international tobacco companies.
Other securities		446,001	1.92
		1,055,795	4.55

Other - 3.14%
Other securities		729,649	3.14

Miscellaneous - 3.67%
Other common stocks in initial period of acquisition		850,868	3.67

Total common stocks (cost: $14,589,802,000)		21,068,384	90.81

			Percent
		Value	of net
Convertible securities - 0.00%	Shares	(000)	assets

Consumer discretionary - 0.00%
Johnson Controls, Inc. 11.50% convertible preferred 2012, units (3)	4,600	912	.00

Total convertible securities (cost: $230,000)		912	.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 9.32%	(000)	(000)	assets

U.S. Treasury Bills 0.143%-0.222% due 3/17-11/17/2011	$503,600	503,306	2.17
Freddie Mac 0.175%-0.442% due 4/11-11/17/2011	485,100	484,624	2.09
Coca-Cola Co. 0.21%-0.25% due 3/7-6/1/2011 (4)	377,300	377,225	1.63
Jupiter Securitization Co., LLC 0.26%-0.27% due 3/8-3/11/2011 (4)	128,500	128,489	.55
Google Inc. 0.19% due 3/14/2011 (4)	50,000	49,995	.22
Other securities		618,118	2.66

Total short-term securities (cost: $2,161,671,000)		2,161,757	9.32

Total investment securities (cost: $16,751,703,000)		23,231,053	100.13
Other assets less liabilities		(30,306)	(.13)

Net assets		$23,200,747	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended February 28, 2011, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 2/28/2011 (000)
Hologic, Inc. (1)	12,001,100	2,373,000	-	14,374,100	$-	$290,069
MITIE Group PLC	14,578,000	8,324,000	-	22,902,000	2,499	75,131
MITIE Group PLC	2,578,000	-	2,578,000	-	157	-
Harman International Industries, Inc. (5)	4,051,200	-	3,513,514	537,686	13	-
Portfolio Recovery Associates, Inc. (1) (5)	990,600	-	802,323	188,277	-	-
Tractor Supply Co. (5)	2,025,000	1,725,000	300,000	3,450,000	1,333	-
					$4,002	$365,200

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $76,909,000, which represented .33% of the net assets of the fund. This amount includes $75,997,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $857,227,000, which represented 3.69% of the net assets of the fund.

(5) Unaffiliated issuer at 2/28/2011.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at February 28, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $16,436,487)	$22,865,853
Affiliated issuers (cost: $315,216)	365,200	$23,231,053
Cash		129
Receivables for:
Sales of investments	40,885
Sales of fund's shares	45,013
Dividends	24,488	110,386
		23,341,568
Liabilities:
Payables for:
Purchases of investments	83,563
Repurchases of fund's shares	34,493
Investment advisory services	5,694
Services provided by related parties	15,093
Trustees' deferred compensation	1,816
Other	162	140,821
Net assets at February 28, 2011		$23,200,747

Net assets consist of:
Capital paid in on shares of beneficial interest		$19,177,244
Undistributed net investment income		79,699
Accumulated net realized loss		(2,535,546)
Net unrealized appreciation		6,479,350
Net assets at February 28, 2011		$23,200,747

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (1,179,857 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$14,891,256	752,908	$19.78
Class B	562,024	29,756	18.89
Class C	1,197,170	63,898	18.74
Class F-1	1,640,551	83,303	19.69
Class F-2	657,299	33,139	19.83
Class 529-A	625,647	31,766	19.70
Class 529-B	67,747	3,590	18.87
Class 529-C	167,922	8,893	18.88
Class 529-E	35,047	1,803	19.44
Class 529-F-1	30,586	1,550	19.74
Class R-1	50,868	2,669	19.06
Class R-2	431,361	22,663	19.03
Class R-3	630,543	32,328	19.50
Class R-4	491,111	24,949	19.68
Class R-5	870,193	43,759	19.89
Class R-6	851,422	42,883	19.85

See Notes to Financial Statements

Statement of operations
for the year ended February 28, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $2,519;
also includes $4,002 from affiliates)	$243,355
Interest	3,915	$247,270

Fees and expenses*:
Investment advisory services	66,472
Distribution services	61,432
Transfer agent services	21,435
Administrative services	10,975
Reports to shareholders	1,280
Registration statement and prospectus	599
Trustees' compensation	860
Auditing and legal	217
Custodian	190
State and local taxes	196
Other	1,116	164,772
Net investment income		82,498

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain on:
Investments (includes $2,284 net loss from affiliates)	547,354
Currency transactions	49	547,403
Net unrealized appreciation on investments		3,184,478
Net realized gain and unrealized appreciation
on investments and currency		3,731,881
Net increase in net assets resulting
from operations		$3,814,379

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended February 28
	2011	2010
Operations:
Net investment income	$82,498	$86,250
Net realized gain (loss) on investments and currency transactions	547,403	(779,466)
Net unrealized appreciation on investments and currency translations	3,184,478	8,316,101
Net increase in net assets resulting from operations	3,814,379	7,622,885

Dividends paid to shareholders from net investment income	(87,370)	(181,054)

Net capital share transactions	(173,866)	(808,734)

Total increase in net assets	3,553,143	6,633,097

Net assets:
Beginning of year	19,647,604	13,014,507
End of year (including undistributed
net investment income: $79,699 and $84,598, respectively)	$23,200,747	$19,647,604

See Notes to Financial Statements

Notes to financial statements

1.	Organization

AMCAP Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth. Effective May 1, 2010, the fund reorganized from a Maryland corporation to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described on the following page, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Information technology	$6,011,424	$75,997	*	$-	$6,087,421
Consumer discretionary	3,372,450	-		-	3,372,450
Health care	2,763,843	-		-	2,763,843
Industrials	2,282,937	-		-	2,282,937
Financials	2,023,637	-		-	2,023,637
Energy	1,901,784	-		-	1,901,784
Consumer staples	1,055,795	-		-	1,055,795
Other	729,649	-		-	729,649
Miscellaneous	850,868	-		-	850,868
Convertible securities	-	912		-	912
Short-term securities	-	2,161,757		-	2,161,757
Total	$20,992,387	$2,238,666		$-	$23,231,053

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $75,997,000 of investment securities were classified as Level 2 instead of Level 1.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund. The fund may be subject to additional risks because it invests in a more limited group of sectors and industries than the broad market.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended February 28, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities for tax years before 2006.

Non-U.S. taxation –Dividend income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; deferred expenses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended February 28, 2011, the fund reclassified $50,000 from accumulated net realized loss to undistributed net investment income and $77,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of February 28, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$81,519
Capital loss carryforwards*:
Expiring 2017	$(313,487)
Expiring 2018	(2,222,000)	(2,535,487)
Gross unrealized appreciation on investment securities		6,742,436
Gross unrealized depreciation on investment securities		(263,149)
Net unrealized appreciation on investment securities		6,479,287
Cost of investment securities		16,751,766

*Reflects the utilization of capital loss carryforwards of $547,229,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after February 28, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended February 28
Share class	2011	2010

Class A	$62,209	$132,922
Class B	-	1,312
Class C	-	2,279
Class F-1	7,464	14,462
Class F-2	3,113	2,791
Class 529-A	2,324	4,608
Class 529-B	-	204
Class 529-C	-	395
Class 529-E	62	205
Class 529-F-1	133	230
Class R-1	-	166
Class R-2	-	1,184
Class R-3	1,122	3,791
Class R-4	1,911	4,322
Class R-5	5,751	9,204
Class R-6*	3,281	2,979
Total	$87,370	$181,054

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.290% on such assets in excess of $27 billion. For the year ended February 28, 2011, the investment advisory services fee was $66,472,000, which was equivalent to an annualized rate of 0.325% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended February 28, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$30,747	$20,550	Not applicable	Not applicable	Not applicable
Class B	5,699	885	Not applicable	Not applicable	Not applicable
Class C	10,822	Included in administrative services	$1,625	$281	Not applicable
Class F-1	3,643		1,866	122	Not applicable
Class F-2	Not applicable		679	34	Not applicable
Class 529-A	1,114		583	99	$523
Class 529-B	671		75	25	67
Class 529-C	1,434		161	44	144
Class 529-E	148		33	5	30
Class 529-F-1	-		26	4	23
Class R-1	431		57	15	Not applicable
Class R-2	2,920		585	1,045	Not applicable
Class R-3	2,765		813	346	Not applicable
Class R-4	1,038		616	17	Not applicable
Class R-5	Not applicable		758	7	Not applicable
Class R-6	Not applicable		265	2	Not applicable
Total	$61,432	$21,435	$8,142	$2,046	$787

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $860,000, shown on the accompanying financial statements, includes $533,000 in current fees (either paid in cash or deferred) and a net increase of $327,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended February 28, 2011
Class A	$2,000,982	112,471	$59,720	3,604	$(2,562,651)	(147,165)	$(501,949)	(31,090)
Class B	27,429	1,596	-	-	(195,392)	(11,718)	(167,963)	(10,122)
Class C	164,411	9,704	-	-	(222,901)	(13,526)	(58,490)	(3,822)
Class F-1	429,620	24,635	6,742	408	(482,794)	(27,968)	(46,432)	(2,925)
Class F-2	283,646	16,180	2,814	169	(93,706)	(5,314)	192,754	11,035
Class 529-A	103,809	5,854	2,323	141	(52,176)	(3,003)	53,956	2,992
Class 529-B	2,107	123	-	-	(17,994)	(1,072)	(15,887)	(949)
Class 529-C	26,874	1,580	-	-	(19,070)	(1,144)	7,804	436
Class 529-E	5,485	316	62	4	(3,196)	(186)	2,351	134
Class 529-F-1	9,697	543	133	8	(3,283)	(187)	6,547	364
Class R-1	13,989	826	-	-	(10,944)	(649)	3,045	177
Class R-2	100,679	5,914	-	-	(120,987)	(7,211)	(20,308)	(1,297)
Class R-3	162,268	9,294	1,121	69	(175,134)	(10,158)	(11,745)	(795)
Class R-4	125,456	7,182	1,910	116	(92,203)	(5,274)	35,163	2,024
Class R-5	146,132	8,206	5,716	344	(163,403)	(9,363)	(11,555)	(813)
Class R-6	389,400	21,703	3,281	198	(33,838)	(1,890)	358,843	20,011
Total net increase
(decrease)	$3,991,984	226,127	$83,822	5,061	$(4,249,672)	(245,828)	$(173,866)	(14,640)

Year ended February 28, 2010
Class A	$1,507,879	104,997	$126,497	9,398	$(2,299,485)	(162,394)	$(665,109)	(47,999)
Class B	23,505	1,788	1,265	98	(165,417)	(12,007)	(140,647)	(10,121)
Class C	121,330	8,798	2,165	168	(208,216)	(15,531)	(84,721)	(6,565)
Class F-1	281,641	19,567	12,582	939	(519,481)	(37,981)	(225,258)	(17,475)
Class F-2	263,691	18,036	1,996	148	(64,898)	(4,417)	200,789	13,767
Class 529-A	59,495	4,080	4,608	343	(46,183)	(3,197)	17,920	1,226
Class 529-B	2,201	171	204	15	(6,636)	(483)	(4,231)	(297)
Class 529-C	18,923	1,351	393	30	(17,272)	(1,241)	2,044	140
Class 529-E	3,986	280	205	15	(3,393)	(238)	798	57
Class 529-F-1	4,223	291	230	17	(3,598)	(248)	855	60
Class R-1	12,124	854	165	13	(10,497)	(737)	1,792	130
Class R-2	91,844	6,686	1,183	91	(90,288)	(6,470)	2,739	307
Class R-3	124,096	8,706	3,784	284	(141,784)	(9,800)	(13,904)	(810)
Class R-4	133,309	9,217	4,319	323	(163,311)	(10,835)	(25,683)	(1,295)
Class R-5	196,892	13,697	9,194	681	(391,376)	(28,712)	(185,290)	(14,334)
Class R-6†	327,153	23,905	2,979	221	(20,960)	(1,254)	309,172	22,872
Total net increase
(decrease)	$3,172,292	222,424	$171,769	12,784	$(4,152,795)	(295,545)	$(808,734)	(60,337)

*Includes exchanges between share classes of the fund.
†Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $5,259,879,000 and $5,977,751,000, respectively, during the year ended February 28, 2011.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(4)		Ratio of net income (loss) to average net assets(4)
Class A:
Year ended 2/28/2011	$16.55	$.08	$3.23	$3.31	$(.08)	$-	$(.08)	$19.78	20.09%	$14,891	.73%		.73%		.48%
Year ended 2/28/2010	10.44	.08	6.19	6.27	(.16)	-	(.16)	16.55	60.46	12,973	.78		.78		.57
Year ended 2/28/2009	18.41	.16	(7.43)	(7.27)	-	(.70)	(.70)	10.44	(40.97)	8,687	.74		.71		1.03
Year ended 2/29/2008	20.29	.25	(.77)	(.52)	(.24)	(1.12)	(1.36)	18.41	(3.14)	16,387	.68		.65		1.21
Year ended 2/28/2007	19.48	.18	1.37	1.55	(.16)	(.58)	(.74)	20.29	8.07	17,341	.68		.65		.91
Class B:
Year ended 2/28/2011	15.85	(.05)	3.09	3.04	-	-	-	18.89	19.18	562	1.50		1.50		(.29)
Year ended 2/28/2010	9.98	(.03)	5.93	5.90	(.03)	-	(.03)	15.85	59.16	632	1.55		1.55		(.20)
Year ended 2/28/2009	17.75	.04	(7.11)	(7.07)	-	(.70)	(.70)	9.98	(41.38)	499	1.50		1.48		.26
Year ended 2/29/2008	19.59	.09	(.76)	(.67)	(.05)	(1.12)	(1.17)	17.75	(3.92)	1,031	1.45		1.42		.44
Year ended 2/28/2007	18.83	.02	1.32	1.34	-	(.58)	(.58)	19.59	7.23	1,163	1.46		1.42		.13
Class C:
Year ended 2/28/2011	15.72	(.05)	3.07	3.02	-	-	-	18.74	19.21	1,197	1.52		1.52		(.31)
Year ended 2/28/2010	9.90	(.03)	5.88	5.85	(.03)	-	(.03)	15.72	59.18	1,065	1.56		1.56		(.21)
Year ended 2/28/2009	17.63	.03	(7.06)	(7.03)	-	(.70)	(.70)	9.90	(41.44)	736	1.52		1.49		.24
Year ended 2/29/2008	19.46	.08	(.74)	(.66)	(.05)	(1.12)	(1.17)	17.63	(3.93)	1,519	1.50		1.47		.39
Year ended 2/28/2007	18.72	.01	1.31	1.32	-	(.58)	(.58)	19.46	7.16	1,667	1.51		1.48		.07
Class F-1:
Year ended 2/28/2011	16.48	.08	3.22	3.30	(.09)	-	(.09)	19.69	20.10	1,641	.72		.72		.48
Year ended 2/28/2010	10.39	.09	6.16	6.25	(.16)	-	(.16)	16.48	60.46	1,421	.74		.74		.61
Year ended 2/28/2009	18.31	.16	(7.38)	(7.22)	-	(.70)	(.70)	10.39	(40.92)	1,077	.70		.67		1.06
Year ended 2/29/2008	20.20	.25	(.78)	(.53)	(.24)	(1.12)	(1.36)	18.31	(3.19)	2,492	.68		.65		1.20
Year ended 2/28/2007	19.40	.18	1.36	1.54	(.16)	(.58)	(.74)	20.20	8.06	2,506	.68		.65		.90
Class F-2:
Year ended 2/28/2011	16.60	.12	3.24	3.36	(.13)	-	(.13)	19.83	20.38	657	.49		.49		.71
Year ended 2/28/2010	10.46	.12	6.20	6.32	(.18)	-	(.18)	16.60	60.82	367	.52		.52		.79
Period from 8/1/2008 to 2/28/2009	16.52	.10	(6.16)	(6.06)	-	-	-	10.46	(36.68)	87	.50	(5)	.48	(5)	1.50 (5)
Class 529-A:
Year ended 2/28/2011	16.49	.07	3.22	3.29	(.08)	-	(.08)	19.70	20.03	626	.79		.79		.41
Year ended 2/28/2010	10.41	.08	6.17	6.25	(.17)	-	(.17)	16.49	60.35	474	.83		.83		.51
Year ended 2/28/2009	18.36	.15	(7.40)	(7.25)	-	(.70)	(.70)	10.41	(40.97)	287	.79		.76		.98
Year ended 2/29/2008	20.25	.23	(.78)	(.55)	(.22)	(1.12)	(1.34)	18.36	(3.26)	467	.76		.73		1.12
Year ended 2/28/2007	19.45	.17	1.36	1.53	(.15)	(.58)	(.73)	20.25	7.99	432	.74		.71		.84
Class 529-B:
Year ended 2/28/2011	15.85	(.06)	3.08	3.02	-	-	-	18.87	19.05	68	1.59		1.59		(.38)
Year ended 2/28/2010	10.00	(.04)	5.93	5.89	(.04)	-	(.04)	15.85	59.02	72	1.64		1.64		(.29)
Year ended 2/28/2009	17.81	.02	(7.13)	(7.11)	-	(.70)	(.70)	10.00	(41.47)	48	1.60		1.57		.17
Year ended 2/29/2008	19.65	.06	(.74)	(.68)	(.04)	(1.12)	(1.16)	17.81	(3.99)	84	1.57		1.54		.31
Year ended 2/28/2007	18.91	- (6)	1.32	1.32	-	(.58)	(.58)	19.65	7.09	84	1.57		1.54		.01
Class 529-C:
Year ended 2/28/2011	15.86	(.06)	3.08	3.02	-	-	-	18.88	19.04	168	1.58		1.58		(.38)
Year ended 2/28/2010	10.00	(.04)	5.95	5.91	(.05)	-	(.05)	15.86	59.02	134	1.63		1.63		(.28)
Year ended 2/28/2009	17.82	.03	(7.15)	(7.12)	-	(.70)	(.70)	10.00	(41.44)	83	1.59		1.57		.17
Year ended 2/29/2008	19.67	.06	(.74)	(.68)	(.05)	(1.12)	(1.17)	17.82	(4.00)	144	1.57		1.54		.31
Year ended 2/28/2007	18.93	- (6)	1.32	1.32	-	(.58)	(.58)	19.67	7.08	136	1.56		1.53		.02
Class 529-E:
Year ended 2/28/2011	16.28	.02	3.18	3.20	(.04)	-	(.04)	19.44	19.68	35	1.08		1.08		.13
Year ended 2/28/2010	10.28	.03	6.10	6.13	(.13)	-	(.13)	16.28	59.86	27	1.13		1.13		.22
Year ended 2/28/2009	18.20	.10	(7.32)	(7.22)	-	(.70)	(.70)	10.28	(41.17)	17	1.09		1.06		.69
Year ended 2/29/2008	20.07	.17	(.76)	(.59)	(.16)	(1.12)	(1.28)	18.20	(3.50)	27	1.06		1.03		.82
Year ended 2/28/2007	19.28	.10	1.35	1.45	(.08)	(.58)	(.66)	20.07	7.66	25	1.05		1.02		.54

Class 529-F-1:
Year ended 2/28/2011	$16.52	$.11	$3.22	$3.33	$(.11)	$-	$(.11)	$19.74	20.27%	$31	.58%		.58%		.62%
Year ended 2/28/2010	10.43	.11	6.18	6.29	(.20)	-	(.20)	16.52	60.70	20	.63		.63		.72
Year ended 2/28/2009	18.36	.18	(7.41)	(7.23)	-	(.70)	(.70)	10.43	(40.86)	12	.59		.56		1.18
Year ended 2/29/2008	20.26	.27	(.77)	(.50)	(.28)	(1.12)	(1.40)	18.36	(3.07)	18	.56		.53		1.30
Year ended 2/28/2007	19.46	.20	1.37	1.57	(.19)	(.58)	(.77)	20.26	8.20	14	.55		.52		1.04
Class R-1:
Year ended 2/28/2011	15.99	(.05)	3.12	3.07	-	-	-	19.06	19.20	51	1.50		1.50		(.29)
Year ended 2/28/2010	10.09	(.03)	6.00	5.97	(.07)	-	(.07)	15.99	59.14	40	1.53		1.53		(.19)
Year ended 2/28/2009	17.95	.04	(7.20)	(7.16)	-	(.70)	(.70)	10.09	(41.36)	24	1.48		1.45		.29
Year ended 2/29/2008	19.80	.08	(.76)	(.68)	(.05)	(1.12)	(1.17)	17.95	(3.93)	40	1.50		1.47		.39
Year ended 2/28/2007	19.04	.02	1.32	1.34	-	(.58)	(.58)	19.80	7.14	43	1.50		1.47		.09
Class R-2:
Year ended 2/28/2011	15.97	(.05)	3.11	3.06	-	-	-	19.03	19.16	431	1.50		1.50		(.30)
Year ended 2/28/2010	10.08	(.04)	5.98	5.94	(.05)	-	(.05)	15.97	59.02	383	1.60		1.60		(.25)
Year ended 2/28/2009	17.94	.03	(7.19)	(7.16)	-	(.70)	(.70)	10.08	(41.44)	238	1.59		1.57		.17
Year ended 2/29/2008	19.79	.08	(.76)	(.68)	(.05)	(1.12)	(1.17)	17.94	(3.95)	415	1.53		1.47		.38
Year ended 2/28/2007	19.03	.02	1.32	1.34	-	(.58)	(.58)	19.79	7.15	427	1.59		1.46		.09
Class R-3:
Year ended 2/28/2011	16.33	.03	3.17	3.20	(.03)	-	(.03)	19.50	19.66	631	1.05		1.05		.16
Year ended 2/28/2010	10.29	.04	6.11	6.15	(.11)	-	(.11)	16.33	60.02	541	1.08		1.08		.27
Year ended 2/28/2009	18.21	.11	(7.33)	(7.22)	-	(.70)	(.70)	10.29	(41.15)	349	1.05		1.02		.70
Year ended 2/29/2008	20.08	.18	(.78)	(.60)	(.15)	(1.12)	(1.27)	18.21	(3.51)	724	1.04		1.01		.85
Year ended 2/28/2007	19.28	.11	1.35	1.46	(.08)	(.58)	(.66)	20.08	7.68	747	1.04		1.01		.55
Class R-4:
Year ended 2/28/2011	16.47	.08	3.21	3.29	(.08)	-	(.08)	19.68	20.07	491	.74		.74		.46
Year ended 2/28/2010	10.40	.08	6.16	6.24	(.17)	-	(.17)	16.47	60.42	378	.77		.77		.57
Year ended 2/28/2009	18.33	.16	(7.39)	(7.23)	-	(.70)	(.70)	10.40	(40.93)	252	.73		.70		1.04
Year ended 2/29/2008	20.22	.24	(.78)	(.54)	(.23)	(1.12)	(1.35)	18.33	(3.22)	528	.73		.70		1.16
Year ended 2/28/2007	19.42	.17	1.35	1.52	(.14)	(.58)	(.72)	20.22	7.97	555	.73		.70		.85
Class R-5:
Year ended 2/28/2011	16.64	.13	3.25	3.38	(.13)	-	(.13)	19.89	20.45	870	.44		.44		.77
Year ended 2/28/2010	10.50	.13	6.22	6.35	(.21)	-	(.21)	16.64	60.97	741	.47		.47		.89
Year ended 2/28/2009	18.45	.20	(7.45)	(7.25)	-	(.70)	(.70)	10.50	(40.77)	619	.43		.40		1.35
Year ended 2/29/2008	20.35	.30	(.77)	(.47)	(.31)	(1.12)	(1.43)	18.45	(2.93)	787	.43		.40		1.43
Year ended 2/28/2007	19.55	.23	1.36	1.59	(.21)	(.58)	(.79)	20.35	8.29	514	.43		.40		1.15
Class R-6:
Year ended 2/28/2011	16.60	.14	3.24	3.38	(.13)	-	(.13)	19.85	20.50	851	.39		.39		.80
Period from 5/1/2009 to 2/28/2010	13.04	.11	3.61	3.72	(.16)	-	(.16)	16.60	28.85	380	.42	(5)	.42	(5)	.90 (5)

	Year ended February 28 or 29
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	28%	29%	37%	29%	20%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.
(6)Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of AMCAP Fund (the “Fund”), as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
April 6, 2011

Tax information
                       unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 28, 2011:

Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$195,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Expense example
               unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2010, through February 28, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 9/1/2010	Ending account value 2/28/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,285.25	$4.08	.72%
Class A -- assumed 5% return	1,000.00	1,021.22	3.61	.72
Class B -- actual return	1,000.00	1,279.82	8.42	1.49
Class B -- assumed 5% return	1,000.00	1,017.41	7.45	1.49
Class C -- actual return	1,000.00	1,280.05	8.59	1.52
Class C -- assumed 5% return	1,000.00	1,017.26	7.60	1.52
Class F-1 -- actual return	1,000.00	1,284.42	4.08	.72
Class F-1 -- assumed 5% return	1,000.00	1,021.22	3.61	.72
Class F-2 -- actual return	1,000.00	1,286.00	2.78	.49
Class F-2 -- assumed 5% return	1,000.00	1,022.36	2.46	.49
Class 529-A -- actual return	1,000.00	1,285.07	4.48	.79
Class 529-A -- assumed 5% return	1,000.00	1,020.88	3.96	.79
Class 529-B -- actual return	1,000.00	1,279.33	8.99	1.59
Class 529-B -- assumed 5% return	1,000.00	1,016.91	7.95	1.59
Class 529-C -- actual return	1,000.00	1,279.14	8.93	1.58
Class 529-C -- assumed 5% return	1,000.00	1,016.96	7.90	1.58
Class 529-E -- actual return	1,000.00	1,282.32	6.06	1.07
Class 529-E -- assumed 5% return	1,000.00	1,019.49	5.36	1.07
Class 529-F-1 -- actual return	1,000.00	1,286.00	3.23	.57
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.97	2.86	.57
Class R-1 -- actual return	1,000.00	1,280.05	8.42	1.49
Class R-1 -- assumed 5% return	1,000.00	1,017.41	7.45	1.49
Class R-2 -- actual return	1,000.00	1,279.75	8.42	1.49
Class R-2 -- assumed 5% return	1,000.00	1,017.41	7.45	1.49
Class R-3 -- actual return	1,000.00	1,282.05	5.88	1.04
Class R-3 -- assumed 5% return	1,000.00	1,019.64	5.21	1.04
Class R-4 -- actual return	1,000.00	1,284.59	4.19	.74
Class R-4 -- assumed 5% return	1,000.00	1,021.12	3.71	.74
Class R-5 -- actual return	1,000.00	1,286.54	2.49	.44
Class R-5 -- assumed 5% return	1,000.00	1,022.61	2.21	.44
Class R-6 -- actual return	1,000.00	1,286.46	2.21	.39
Class R-6 -- assumed 5% return	1,000.00	1,022.86	1.96	.39

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2011 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	7.69%	2.16%	3.91%
Not reflecting CDSC	12.69	2.53	3.91

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	11.67	2.51	3.69
Not reflecting CDSC	12.67	2.51	3.69

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	13.57	3.36	4.53

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	13.81	.—	8.07

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	6.97	2.06	4.33
Not reflecting maximum sales charge	13.52	3.27	5.00

Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	7.56	2.08	4.42
Not reflecting CDSC	12.56	2.44	4.42

Class 529-C shares4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	11.62	2.44	4.33
Not reflecting CDSC	12.62	2.44	4.33

Class 529-E shares3,4 — first sold 3/7/02	13.17	2.96	4.26

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	13.69	3.48	7.76

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1

	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Louise H. Bryson, 67	2010	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Mary Anne Dolan, 64	1998	Founder and President, MAD Ink (communications
Chairman of the Board		company)
(Independent and Non-Executive)

James G. Ellis, 64	2010	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Leonard R. Fuller, 64	2010	President and CEO, Fuller Consulting (financial
		management consulting firm)

William D. Jones, 55	2006	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

L. Daniel Jorndt, 69	2010	Retired

William H. Kling, 69	2006	President and CEO, American Public Media Group

John C. Mazziotta, M.D.,	2011	Physician; Chair, Department of Neurology, University
Ph.D., 61		of California at Los Angeles; Associate Director,
		Semel Institute, UCLA; Director, Brain Mapping
		Center, UCLA

John G. McDonald, 73	2010	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Bailey Morris-Eck, 66	1999	Director and Programming Chair, WYPR Baltimore/
		Washington (public radio station); Senior Adviser,
		Financial News (London); Senior Fellow, Institute for
		International Economics

Steven B. Sample, Ph.D., 70	1999	President Emeritus, University of Southern California

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Louise H. Bryson, 67	7	None

Mary Anne Dolan, 64	10	None
Chairman of the Board
(Independent and Non-Executive)

James G. Ellis, 64	46	Quiksilver, Inc.

Leonard R. Fuller, 64	46	None

William D. Jones, 55	7	Sempra Energy

L. Daniel Jorndt, 69	4	None

William H. Kling, 69	10	None

John C. Mazziotta, M.D.,	4	None
Ph.D., 61

John G. McDonald, 73	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Bailey Morris-Eck, 66	4	None

Steven B. Sample, Ph.D., 70	4	Intermec, Inc.

Martin Fenton, a trustee since 1990, and Olin C. Robison, a trustee since 1998, each retired from the board in December 2010. The trustees thank Messrs. Fenton and Robison for their dedication and long service to the fund.

“Interested” trustees5

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Claudia P. Huntington, 59	1992–1994	Senior Vice President — Capital Research Global
Vice Chairman of the Board	1996	Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company

Timothy D. Armour, 50	1996	President and Director, Capital Research and
President		Management Company; Senior Vice President —
		Capital Research Global Investors, Capital Research
		and Management Company; Director, Capital Group
		International, Inc.6

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Claudia P. Huntington, 59	2	None
Vice Chairman of the Board

Timothy D. Armour, 50	2	None
President

Chairman emeritus

James D. Fullerton, 94	Retired; former Chairman of the Board, The Capital
Group Companies, Inc.6

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Eric S. Richter, 50	2008	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company

Paul F. Roye, 57	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;6 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Barry S. Crosthwaite, 52	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

C. Ross Sappenfield, 45	1999	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

James Terrile, 45	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Vincent P. Corti, 54	1998	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 43	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Raymond F. Sullivan, Jr., 53	2011	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Dori Laskin, 59	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 36	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete February 28, 2011, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 33 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 27 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
>AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-902-0411P

Litho in USA AGD/N/8051-S26197

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$74,000
2011	$75,000

b) Audit-Related Fees:
2010	$6,000
2011	$5,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$7,000
2011	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$907,000
2011	$1,078,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	None
2011	$23,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,340,000 for fiscal year 2010 and $1,552,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

AMCAP Fund®
Investment portfolio

February 28, 2011

Common stocks — 90.81%	Shares	Value (000)

INFORMATION TECHNOLOGY — 26.24%
Microsoft Corp.	20,545,000	$546,086
Google Inc., Class A1	887,100	544,147
Oracle Corp.	15,801,075	519,855
Apple Inc.1	1,390,000	490,962
Corning Inc.	21,100,000	486,566
Accenture PLC, Class A	8,560,000	440,669
Yahoo! Inc.1	21,903,800	359,222
Hewlett-Packard Co.	6,150,000	268,324
QUALCOMM Inc.	4,100,000	244,278
MasterCard Inc., Class A	875,000	210,490
Cisco Systems, Inc.1	9,169,300	170,182
Rovi Corp.1	2,800,000	155,176
Automatic Data Processing, Inc.	2,975,000	148,750
Trimble Navigation Ltd.1	2,790,000	137,128
Avago Technologies Ltd.	4,000,000	135,960
eBay Inc.1	4,050,000	135,695
Intel Corp.	6,000,000	128,820
Autodesk, Inc.1	2,860,000	120,263
NVIDIA Corp.1	4,900,000	111,034
International Business Machines Corp.	600,000	97,128
Texas Instruments Inc.	2,720,000	96,859
EMC Corp.1	3,150,000	85,712
MediaTek Inc.2	6,750,000	75,997
FLIR Systems, Inc.	2,327,200	75,169
Maxim Integrated Products, Inc.	2,150,000	59,297
KLA-Tencor Corp.	1,083,000	52,872
Global Payments Inc.	1,050,000	50,390
Linear Technology Corp.	1,050,000	36,288
Applied Materials, Inc.	2,057,000	33,797
SAP AG	500,000	30,166
Digital River, Inc.1	703,300	23,617
Xilinx, Inc.	496,900	16,522
		6,087,421

CONSUMER DISCRETIONARY — 14.54%
DIRECTV, Class A1	10,640,000	489,121
Kohl’s Corp.1	6,815,000	367,260
Johnson Controls, Inc.	8,550,000	348,840
Staples, Inc.	12,360,000	263,268
YUM! Brands, Inc.	4,726,000	237,860
Best Buy Co., Inc.	6,400,000	206,336
Tractor Supply Co.	3,450,000	179,642
Time Warner Inc.	4,433,333	169,353
Comcast Corp., Class A	6,375,000	164,220
Time Warner Cable Inc.	2,095,613	151,261
Lowe’s Companies, Inc.	5,000,000	130,850
Harley-Davidson, Inc.	3,100,000	126,542
Bed Bath & Beyond Inc.1	2,000,000	96,300
News Corp., Class A	5,000,000	86,850
Texas Roadhouse, Inc.1	4,557,200	77,381
DreamWorks Animation SKG, Inc., Class A1	2,689,000	74,270
McDonald’s Corp.	700,000	52,976
NIKE, Inc., Class B	519,400	46,242
P.F. Chang’s China Bistro, Inc.	800,000	37,152
Target Corp.	600,000	31,530
Harman International Industries, Inc.	537,686	26,153
Timberland Co., Class A1	244,800	9,043
		3,372,450

HEALTH CARE — 11.91%
Biogen Idec Inc.1	6,596,984	451,234
St. Jude Medical, Inc.1	6,550,000	313,614
Hologic, Inc.1,3	14,374,100	290,069
McKesson Corp.	3,600,000	285,408
Medtronic, Inc.	5,870,000	234,330
Amgen Inc.1	3,741,900	192,072
Endo Pharmaceuticals Holdings Inc.1	4,700,000	166,944
Life Technologies Corp.1	2,503,600	133,617
Abbott Laboratories	2,450,000	117,845
Alere Inc.1	2,812,000	108,656
Becton, Dickinson and Co.	1,200,000	96,000
Medco Health Solutions, Inc.1	1,500,000	92,460
Myriad Genetics, Inc.1	3,421,800	63,372
Allergan, Inc.	780,000	57,853
Gilead Sciences, Inc.1	1,200,000	46,776
Illumina, Inc.1	520,000	36,088
Merck & Co., Inc.	778,545	25,357
Roche Holding AG	165,000	24,880
Boston Scientific Corp.1	2,547,890	18,243
ZOLL Medical Corp.1	195,000	9,025
		2,763,843

INDUSTRIALS — 9.84%
Precision Castparts Corp.	2,960,000	419,580
Union Pacific Corp.	3,370,600	321,589
CSX Corp.	3,551,500	265,155
United Technologies Corp.	2,850,000	238,089
United Parcel Service, Inc., Class B	2,820,000	208,116
General Dynamics Corp.	2,555,000	194,487
Robert Half International Inc.	5,105,400	162,862
Southwest Airlines Co.	7,885,000	93,280
Serco Group PLC	10,103,000	89,428
SGS SA	48,761	84,863
MITIE Group PLC3	22,902,000	75,131
Landstar System, Inc.	1,010,000	44,915
MSC Industrial Direct Co., Inc., Class A	560,000	35,386
Gardner Denver, Inc.	346,000	25,307
Mine Safety Appliances Co.	685,000	24,749
		2,282,937

FINANCIALS — 8.72%
JPMorgan Chase & Co.	9,200,000	429,548
Wells Fargo & Co.	8,579,600	276,778
Capital One Financial Corp.	4,500,000	223,965
State Street Corp.	4,469,200	199,863
Bank of New York Mellon Corp.	6,300,000	191,457
American Express Co.	3,500,000	152,495
Hudson City Bancorp, Inc.	10,400,000	119,600
Arthur J. Gallagher & Co.	3,525,000	110,685
Zions Bancorporation	3,487,000	81,456
Cullen/Frost Bankers, Inc.	1,250,000	73,200
BB&T Corp.	2,500,000	69,000
PNC Financial Services Group, Inc.	795,000	49,052
City National Corp.	523,600	30,845
Portfolio Recovery Associates, Inc.1	188,277	15,693
		2,023,637

ENERGY — 8.20%
Schlumberger Ltd.	5,866,940	548,090
EOG Resources, Inc.	3,358,000	377,137
FMC Technologies, Inc.1	2,225,000	209,261
Apache Corp.	1,300,000	162,006
Baker Hughes Inc.	2,199,300	156,260
Devon Energy Corp.	1,625,000	148,590
Chevron Corp.	1,100,000	114,125
ConocoPhillips	1,363,000	106,137
Murphy Oil Corp.	700,000	51,471
BG Group PLC	1,180,000	28,707
		1,901,784

CONSUMER STAPLES — 4.55%
CVS/Caremark Corp.	8,100,000	267,786
PepsiCo, Inc.	2,917,981	185,058
Philip Morris International Inc.	2,500,000	156,950
Ralcorp Holdings, Inc.1	1,985,000	128,727
Whole Foods Market, Inc.	1,350,000	79,056
L’Oréal SA	650,000	75,561
Avon Products, Inc.	2,530,000	70,359
Altria Group, Inc.	1,750,000	44,398
Colgate-Palmolive Co.	340,000	26,697
Shoppers Drug Mart Corp.	500,000	21,203
		1,055,795

MATERIALS — 2.33%
Barrick Gold Corp.	2,000,000	105,640
AptarGroup, Inc.	2,100,000	101,157
Monsanto Co.	1,400,000	100,646
Praxair, Inc.	901,531	89,594
Vulcan Materials Co.	1,450,000	66,482
Air Products and Chemicals, Inc.	700,000	64,400
AK Steel Holding Corp.	784,400	12,535
		540,454

TELECOMMUNICATION SERVICES — 0.81%
tw telecom inc.1	6,500,000	120,900
United States Cellular Corp.1	734,300	36,700
Telephone and Data Systems, Inc., special common shares	1,066,300	31,595
		189,195

MISCELLANEOUS — 3.67%
Other common stocks in initial period of acquisition		850,868

Total common stocks (cost: $14,589,802,000)		21,068,384

Convertible securities — 0.00%	Shares

CONSUMER DISCRETIONARY — 0.00%
Johnson Controls, Inc. 11.50% convertible preferred 2012, units2	4,600	912

Total convertible securities (cost: $230,000)		912

	Principal amount
Short-term securities — 9.32%	(000)

U.S. Treasury Bills 0.143%–0.222% due 3/17–11/17/2011	$503,600	503,306
Freddie Mac 0.175%–0.442% due 4/11–11/17/2011	485,100	484,624
Coca-Cola Co. 0.21%–0.25% due 3/7–6/1/20114	377,300	377,225
Jupiter Securitization Co., LLC 0.26%–0.27% due 3/8–3/11/20114	128,500	128,489
Bank of America Corp. 0.17% due 3/1/2011	123,000	122,999
Federal Farm Credit Banks 0.23%–0.281% due 11/21/2011–2/23/2012	112,784	112,536
Straight-A Funding LLC 0.23%–0.25% due 3/9–4/4/20114	85,000	84,986
Wal-Mart Stores, Inc. 0.18% due 3/21/20114	50,000	49,995
Google Inc. 0.19% due 3/14/20114	50,000	49,995
Walt Disney Co. 0.20% due 4/19/20114	50,000	49,983
NetJets Inc. 0.20% due 4/21/20114	43,000	42,983
Federal Home Loan Bank 0.18%–0.25% due 6/7–10/12/2011	41,000	40,969
ExxonMobil Corp. 0.17% due 3/23/2011	40,100	40,096
Abbott Laboratories 0.18% due 5/17/20114	40,000	39,984
Private Export Funding Corp. 0.22% due 6/7/20114	22,300	22,287
Procter & Gamble International Funding S.C.A. 0.18% due 3/1/20114	11,300	11,300

Total short-term securities (cost: $2,161,671,000)		2,161,757

Total investment securities (cost: $16,751,703,000)		23,231,053
Other assets less liabilities		(30,306)

Net assets		$23,200,747

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $76,909,000, which represented .33% of the net assets of the fund. This amount includes $75,997,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $857,227,000, which represented 3.69% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-902-0411O-S25595

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
AMCAP Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of AMCAP Fund (the “Fund”) as of February 28, 2011, and for the year then ended and have issued our report thereon dated April 6, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of February 28, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
April 6, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 29, 2011

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: April 29, 2011